UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2010 (January 5, 2010)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.02	Results of Operations and Financial Condition

On November 11, 2009, Newtek Business Services, Inc. (the “Company”) issued a press release entitled “Newtek Business Services Reports Third Quarter 2009 Net Income of $782 thousand, or $.02 per share” The Company also posted a PowerPoint™ presentation dated November 11, 2009 on its website entitled “Third Quarter 2009 Financial Results Conference Call”. A copy of the press release and the PowerPoint™ presentation have been previously filed as Exhibits to Current Reports on Form 8-K.

Slide number 40 in the Company’s PowerPoint™ presentation as initially filed with the SEC, posted on the Company’s website, and made available to the investor conference call, incorrectly characterized the 2010 pre-tax earnings guidance for one of the Company’s business segments, the Small business finance segment, as a range of a loss of $(1.0) – $(3.0) million instead of a range of net income of $1.0 – $3.0 million. Neither the balance of the Company’s PowerPoint™ presentation nor the oral presentation repeated the error or otherwise reflected this incorrect characterization. The slide has been corrected on the Company’s website and the corrected slide is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1	Revised slice 40 to PowerPoint™ presentation dated November 11, 2009.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: January 5, 2010	/s/ BARRY SLOANE
Barry Sloane, Chairman of the Board,
Chief Executive Officer, Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Revised slide 40 to PowerPoint™ presentation dated November 11, 2009.

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